UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Intelsat S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intelsat S.A.

société anonyme

4, rue Albert Borschette

L-1246 Luxembourg

RCS Luxembourg B162.135

Supplement No. 1 to

PROXY STATEMENT

Dated May 14, 2021

This Supplement No. 1 (the “Supplement”) provides updated and amended information with respect to the Proxy Statement of Intelsat S.A. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2021 (the “Proxy Statement”), in connection with the Company’s Annual Meeting of Shareholders scheduled to be held on June 15, 2021 (the “Annual Meeting”).

This Supplement is being filed with the SEC and made available to shareholders on or about May 14, 2021. The information contained in this Supplement should be read in conjunction with the Notice of Internet Availability of Proxy Materials (the “Notice”) and the accompanying Proxy Statement, furnished in connection with the solicitation of proxies by the Board of Directors of the Company (each, a “Director” and, together, the “Board”) for use at the Annual Meeting. There is no change to the record date of April 26, 2021 (the “Record Date”), and as such, only holders of record of the Company’s common shares as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Withdrawal of Proposal Four: Approval of Granting Discharge (quitus) to Directors for Performance

Pursuant to Luxembourg law, after adoption of the Company’s annual accounts, the general meeting of shareholders is required to vote specifically as to whether discharge (quitus) is granted to the directors who served during the accounting year ended on December 31, 2020 with respect to the performance of their duties during the completed fiscal year (“Proposal Four”). As previously disclosed, on May 13, 2020, the Company and certain of its subsidiaries commenced voluntary cases under title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia. Upon consultation with management and its advisors, the Board has determined to withdraw Proposal Four from the agenda of the Annual Meeting at this time. The Board plans to present Proposal Four, or a substantially similar proposal, to the Company’s shareholders at a future date. Any information contained in the Proxy Statement regarding Proposal Four should be disregarded.

In connection with the withdrawal of Proposal Four, you should note the following:

•	The Company will not make available or distribute, and you do not need to sign, new proxy cards or submit new voting instructions solely as a result of the withdrawal of Proposal Four.

•	Proxy cards or voting instructions already received with direction on Proposal Four will not be voted on Proposal Four.

•	Proxy cards or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting will remain valid and in effect, and will be voted as directed.

•

If you have already submitted a proxy card or voting instructions, you do not need to resubmit proxies or voting instructions with different directions, unless you wish to change your previously cast votes on the remaining proposals.

Your vote is important. You do not have to take any action if you have previously voted your shares and do not wish to change your vote. If you have already voted or given your proxy and wish to change your vote, you should follow the procedures described below and in the Proxy Statement.

If you are a shareholder of record, you may submit your proxy over the Internet, by phone or by mail as described on the proxy card. If you hold your shares through a broker or other nominee, please follow the instructions that you receive from your broker or other nominee to ensure that your shares are voted.

This Supplement does not revise or update any other information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

GENERAL INFORMATION

We urge you to read this Supplement and the Proxy Statement carefully. We are sending you this Supplement because the Board determined not to seek shareholder approval of Proposal Four and has withdrawn Proposal Four from the agenda for the Annual Meeting. All other proposals presented in the Proxy Statement remain on the agenda for the Annual Meeting.

Pursuant to rules promulgated by the SEC, the Proxy Statement, this Supplement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 30, 2021 (the “2020 Annual Report”), are available to shareholders electronically via the Internet. On or around April 27, 2021, we sent the Notice to our shareholders of record on the Record Date, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet or by mail. Some shareholders have previously requested to receive either a full set of printed proxy materials or an e-mail with instructions on how to access the proxy materials electronically. Shareholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and www.intelsat.com.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Annual Meeting. This communication does not constitute a solicitation of any vote or approval. In connection with the Annual Meeting, the Company has filed with the SEC and has mailed or otherwise provided to its shareholders a proxy statement regarding the business to be conducted at the Annual Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Annual Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING.

Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at www.intelsat.com copies of materials it files with, or furnishes to, the SEC.

Forward Looking Statements

In this Supplement, we may make forward-looking statements regarding future events or the future financial performance of the Company. We use words such as “anticipate,” “believe,” “expect,” “project,” “potential,” “outlook,” “continue,” “intend,” “estimate,” “plan,” “predict,” “seek,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms) and similar expressions to identify forward-looking statements. In addition, any statements that refer to our restructuring, including our Chapter 11 proceedings, any future shareholder proposals, uncertain events and assumptions and other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect our current expectations. Our actual results could differ materially from those discussed in such forward-looking statements. Please refer to our annual and quarterly reports on Form 10-K and Form 10-Q, respectively, filed with the SEC for a discussion of important factors that could cause actual events or actual results to differ materially from those discussed in this Supplement. These forward-looking statements speak only as of the date of this Supplement, and we assume no obligation to revise or update any forward-looking statement for any reason, except as required by law.

The date of this Supplement to our Proxy Statement is May 14, 2021.

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